UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

Monarch Casino & Resort, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-22088	88-0300760
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 South Virginia Street, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (775) 335-4600

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

☐ ☐
Title of each class	Trading	Name of each exchange on which registered
Common Stock, $0.01 par value	MCRI	The Nasdaq Stock Market LLC (Nasdaq-GS)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

On June 4, 2019, Monarch Casino & Resort, Inc. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 16,441,326 shares, or 91.46%, of shares outstanding as of the record date of the Company's common stock were present or represented by proxy at the meeting. The results of stockholder voting on the three proposals presented were as follows:

Proposal 1 – Stockholders elected the following two directors nominated by the board of directors, each to serve until the 2021 annual meeting of stockholders and until his or her successor is elected and qualified, or until such director's earlier death, resignation or removal.

Director Nominee	For	Against	Abstain	Broker Non-Vote
Bob Farahi	13,521,861	2,898,721	20,744	0
Yvette E. Landau	16,221,647	199,676	20,003	0

Proposal 2 – Stockholders approved an amendment to the Company's 2014 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan.

For	Against	Abstain	Broker Non-Vote
15,317,379	1,101,723	22,224	0

Proposal 3 – Stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the 2019 proxy statement of the Company's named executive officers.

For	Against	Abstain	Broker Non-Vote
16,248,676	164,473	28,177	0

Item 7.01Regulation FD Disclosure.

On June 4, 2019, John Farahi, the Company's Chief Executive Officer gave an update with respect to the ongoing construction of the expanded casino and new hotel tower at the Monarch Casino Black Hawk. Mr. Farahi reported that the general contractor of the Monarch Casino Black Hawk expansion project has informed the Company that it is not certain that it will fully complete the project by the end of the third quarter of 2019, as previously reported. The contractor has informed the Company that it expects the first five floors of the new tower, which includes the expanded casino, restaurants and certain public areas, will be completed in the third quarter of 2019.  The Company’s management continues to diligently pursue completion of all elements of the Monarch Casino Black Hawk expansion.

The information under this caption Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION

When used in this report and elsewhere by management from time to time, the words "believes," "anticipates," "expects," "estimates," and similar expressions are intended to identify forward-looking statements with respect to the Company's expansion and construction timelines. Certain important factors, including, but not limited to, construction risks could cause the Company's actual results to differ materially from those expressed in its forward-looking statements.    Further information on potential factors which could affect our expansion and development activities is included in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release any revisions to such forward-looking statement to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9
Monarch Casino and Resort, Inc.

Date: June 4, 2019	/s/ Edwin S. Koenig
Edwin S. Koenig, Chief Accounting Officer
(Principal Financial and Accounting Officer and Duly Authorized Officer)